Exhibit 99

OFG Bancorp Reports 4Q18 & 2018 Results

SAN JUAN, Puerto Rico, January 22, 2019 – OFG Bancorp (NYSE: OFG) reported results for the fourth quarter and year ended December 31, 2018.

4Q18 Summary

•        Net income available to shareholders of $23.1 million or $0.45 per fully diluted share compared to 3Q18’s $19.6 million or $0.42 per share and 4Q17’s $13.6 million or $0.30 per share.

•        Originated loan growth of 3.0% from the preceding quarter to $3.66 billion, with new loan production of $323.0 million, continuing to exceed $300 million for the fourth consecutive quarter.

•        Strong performance metrics, with net interest margin of 5.26%, return on average assets of 1.50%, return on average tangible common stockholders’ equity of 11.67%, and efficiency ratio of 51.06%.

•        Record total stockholders’ equity of approximately $1 billion, with book value per common share of $17.90, tangible book value per common share of $16.15, and capital metrics at multi-year highs.

•        Common equity increased $84.0 million and preferred dividend payments dropped 53.0% from the preceding quarter with the conversion into common stock of the Series C 8.750% Non-Cumulative Convertible Perpetual Preferred Stock.

•        16.7% increase in the regular quarterly cash dividend per common share to $0.07, resulting in an annualized rate of $0.28 per share.

2018 Summary

Net income available to shareholders of $72.4 million or $1.52 per fully diluted share compared to 2017’s $38.8 million or $0.88 per share. 2017 included a $32.4 million pre-tax loan loss provision related to the hurricanes.

CEO Comment

“OFG achieved strong core growth in 4Q18 and 2018 based on the continued success of our strategy of differentiation – providing superior customer service, convenience and technology – coupled with Puerto Rico’s emerging economic rebound,” said José Rafael Fernández, President, Chief Executive Officer, and Vice Chairman of the Board.

“Our plan is working. For the year as a whole, we generated impressive results across the board, with originated loans up 17.3%, average deposits up 6.4%, customer count up 4.6%, and stockholders’

equity up 5.8%, as well as achieving improved credit quality, converting our Series C preferred, and increasing our quarterly dividend.

“Thanks go to our entire OFG team for their commitment and dedication and to all our retail and commercial customers for their support and loyalty. We plan to continue to focus on our growth strategies in 2019, capitalizing on our momentum, continuing to make our services better – fácil, rápido, hecho (easy, fast, done) – and developing fresh ways to employ digital technology to the benefit of customers.”

Conference Call

A conference call to discuss OFG’s 4Q18 results, outlook and related matters will be held today at 10:00 AM Eastern Time. The call can be accessed live by dialing (888) 562-3356 or (973) 582-2700. Use conference ID 378-7416. The call can also be accessed live on OFG’s website at www.ofgbancorp.com. Access the webcast link in advance to download any necessary software. A webcast replay will be available shortly thereafter.

Income Statement

Unless otherwise noted, the following compares data for the fourth quarter 2018 to the third quarter 2018.

•      Interest Income: Increased 1.0% or $1.0 million to $95.1 million. Originated Loans increased $2.4 million due to higher average balances and a 7 basis point yield increase. Acquired Loans declined $2.1 million due to pay downs and $1.2 million in lower cost recoveries. Investment Securities increased $0.7 million due to higher average balances and yields on cash and cash equivalents.

•      Interest Expense: Increased 10.2% or $1.2 million to $13.1 million, reflecting higher average deposit and borrowing balances and rates. The rate on customer deposits increased only 4 basis points.

•      Total Provision for Loan and Lease Losses: Decreased 22.6% or $3.3 million to $11.3 million. Provision for originated loans declined $2.6 million. This reflected $1.8 million cash recovery on the sale of previously charged-off loans and reduced need for provisioning on the existing portfolio. Provision for acquired loans declined $0.7 million due to improved performance in the former BBVA PR portfolio.

•      Net Interest Margin: Excluding cost recoveries, core NIM was 5.21% compared to 5.25%. OFG’s continued high NIM reflected higher yield on originated commercial loans and cash balances due to the effect of the September Federal Reserve Board rate hike. It also reflected higher proportion of higher yielding commercial and auto loans in the originated portfolio.

•      Total Banking and Wealth Management Revenues: Increased 4.4% or $0.8 million to $19.3 million. Banking service revenues increased $0.4 million due to higher transaction volume from continued strength of the local economy and year-end holiday shopping. Wealth Management increased $0.8 million due to $1.3 million from the receipt of seasonal insurance commissions, partially offset by lower broker-dealer commissions. Mortgage banking declined $0.4 million due to lower MSR valuation.

•      Other Non-Interest Income: Totaled $5.0 million due to a cash payment from OFG’s insurance company covering Hurricane Maria’s impact on operations.

•      Total Non-Interest Expenses: Increased 1.5% or $0.8 million to $51.7 million. This reflected a variety of items, such as one additional payroll date and year-end accrual for performance related compensation, lower appraisal of foreclosed real estate, lower rent and occupancy costs, and the absence of municipal tax payments made in 3Q18.

•      Effective Tax Rate: 4Q18 included a non-cash expense of $4.1 million reflecting the net impact of changes required as a consequence of the new Puerto Rico tax reform legislation. The tax reform reduces the corporate tax rate by 1.5% in 2019 which necessitated a Deferred Tax Asset write-down. Due to other provisions in the tax reform OFG does not expect significant changes on its 2019 ETR. The 2018 ETR was 33.6%.

Balance Sheet

Unless otherwise noted, the following compares data at December 31, 2018 to September 30, 2018.

•      Total Loans Net: Increased 1.8% or $78.6 million to $4.43 billion. Originated loans increased 3.0% or $107.7 million. Acquired loans declined $30.5 million. New loan production totaled $323.0 million, with auto lending at $123.8 million, commercial lending at $92.1 million, consumer lending at $42.1 million, residential mortgage lending at $33.4 million, and OFG USA loan participations at $31.7 million.

•      Total Investments: Declined 2.0% or $26.5 million to $1.28 billion due to repayments of mortgage backed securities.

•      Cash and Cash Equivalents: Average balances increased 33.7% or $109.6 million to $434.7 million, while quarter-end cash declined 17.7% or $96.7 million to $450.1 million.

•      Customer Deposits (excluding brokered): Average balances increased 1.0% or $45.8 million to $4.46 billion, while quarter-end deposits decreased 3.8% or $175.1 million to $4.38 billion, mainly related to fluctuations in insurance companies’ deposits.

•      Total Borrowings: Average balances increased 8.1% or $40.7 million to $543.9 million, while quarter-end borrowings increased 16.9% or $82.4 million to $570.4 million.

•      Total Stockholders’ Equity: Increased $30.0 million or 3.1% to $999.9 million, reflecting increased retained earnings and legal surplus and reduced accumulated other comprehensive loss.

Credit Quality

Unless otherwise noted, the following compares data on the originated loan portfolio at December 31, 2018 to September 30, 2018.

•      Credit quality: Remained strong with minor variations in key metrics. Non-performing loan rate, at 3.28%, was down 17 basis points. Allowance for loan losses remained level at $95.2 million. As a percentage of loans, the allowance, at 2.54%, was down 8 basis points. Early and total delinquency rates, at 3.34% and 6.36%, respectively, were up 2 and 17 basis points.

•      Net Charge-Offs: The rate fell 20 basis points to 1.19% and actual net charge-offs dropped 12.2% or $1.5 million. Both metrics reflected the $1.8 million recovery on the sale of previously charged-off loans.

Capital Position

Unless otherwise noted, the following compares data at December 31, 2018 to September 30, 2018.

•      Capital continued to be significantly above regulatory requirements for a well-capitalized institution: This reflected earnings growth as well as the conversion of Series C into common stock.

•      Capital Ratios: Metrics improved across the board, with Leverage at 14.22%, Common Equity Tier 1 at 16.78%, Tier 1 Risk-based at 19.20%, and Total Risk-based Capital at 20.48%, and Tangible Common Equity at 12.76%.

Financial Supplement

OFG’s Financial Supplement, with full financial tables for the quarter and year ended December 31, 2018, can be found on the Webcasts, Presentations & Other Files page, on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. See Tables 9-1 and 9-2 in OFG’s above-mentioned Financial Supplement for reconciliation of GAAP to non-GAAP Measures and Calculations.

Forward Looking Statements

The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) changes to the financial condition of the government of Puerto Rico; (iv) amendments to the fiscal plan approved by the Financial Oversight and Management Board of Puerto Rico; (v) determinations in the court-supervised debt-restructuring process under Title III of PROMESA for the Puerto Rico government and all of its agencies, including some of its public corporations; (vi) the impact of property, credit and other losses in Puerto Rico as a result of hurricanes Irma and Maria; (vii) the amount of government, private and philanthropic financial assistance for the reconstruction of Puerto Rico’s critical infrastructure, which suffered catastrophic damages caused by hurricane Maria; (viii) the pace and magnitude of Puerto Rico’s economic recovery; (ix) the potential impact of damages from future hurricanes and natural disasters in Puerto Rico; (x) the fiscal and monetary policies of the federal government and its agencies; (xi) changes in federal bank regulatory and supervisory policies, including required levels of capital; (xii) the relative strength or weakness of the commercial and consumer credit sectors and the real estate market in Puerto Rico; (xiii) the performance of the stock and bond markets; (xiv) competition in the financial services industry; and (xv) possible legislative, tax or regulatory changes.

For a discussion of such factors and certain risks and uncertainties to which OFG is subject, see OFG’s annual report on Form 10-K for the year ended December 31, 2017, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

About OFG Bancorp

Now in its 55th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S. and Puerto Rico banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services and technology, primarily in Puerto Rico. Investor information can be found at www.ofgbancorp.com.

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Contacts

Puerto Rico: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847

US: Steven Anreder (sanreder@ofgbancorp.com) and Gary Fishman (gfishman@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2018 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

Table of Contents
		Pages

OFG Bancorp (Consolidated Financial Information)
Table 1:	Financial and Statistical Summary - Consolidated	2
Table 2:	Consolidated Statements of Operations	3
Table 3:	Consolidated Statements of Financial Condition	4
Table 4:	Information on Loan Portfolio and Production	5
Table 5:	Average Balances, Net Interest Income and Net Interest Margin	6-7
Table 6:	Loan Information and Performance Statistics (Excluding Acquired Loans)	8-9
Table 7:	Allowance for Loan and Lease Losses	10
Table 8:	Accretable Yield on Loans Accounted for Under ASC 310-30 (Loans Acquired
	with Deteriorated Credit Quality, Including those by Analogy)	11
Table 9:	Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory
	Capital	12-13
Table 10:	Notes to Financial Summary, Selected Metrics, Loans, and Consolidated
	Financial Statements (Tables 1-9)	14

OFG Bancorp (NYSE: OFG)
Table 1: Financial and Statistical Summary - Consolidated
		2018		2018	2018	2018	2017		2018		2017
(Dollars in thousands, except per share data) (unaudited)		Q4		Q3	Q2	Q1	Q4		YTD		YTD
Earnings
Net interest income		$82,035		$82,277	$77,588	$73,994	$73,513		$315,894		$304,172
Non-interest income, net (core)	(2)	19,260		18,446	18,394	18,239	16,734		74,339		69,308
Non-interest expense		51,719		50,941	52,300	52,121	46,662		207,081		201,631
Pre-provision net revenues	(21)	54,574		49,956	43,991	40,387	43,666		188,908		181,228
Provision for loan and lease losses		11,300	(c)	14,601	14,747	15,460	24,907	(d)	56,108		113,139	(d)(e)
Net income before income taxes		43,274		35,355	29,244	24,927	18,759		132,800		68,089
Income tax expense		18,530		12,255	9,595	8,010	1,686		48,390		15,443
Net income		$24,744		$23,100	$19,649	$16,917	$17,073	(d)	$84,410		$52,646
Common Share Statistics
Earnings per common share - basic	(3)	$0.47		$0.45	$0.37	$0.31	$0.31	(d)	$1.59		$0.88
Earnings per common share - diluted	(4)	$0.45		$0.42	$0.35	$0.30	$0.30	(d)	$1.52		$0.88
Average common shares outstanding		49,628	(a)	43,996	43,975	43,955	43,947		45,400	(a)	43,939
Average common shares outstanding and equivalents		51,602		51,464	51,226	51,121	51,104		51,349		51,096
Cash dividends per common share		$0.07	(b)	$0.06	$0.06	$0.06	$0.06		$0.25	(b)	$0.24
Book value per common share (period end)		$17.90	(a)	$18.27	$18.01	$17.76	$17.73		$17.90	(a)	$17.73
Tangible book value per common share (period end)	(5)	$16.15	(a)	$16.23	$15.96	$15.71	$15.67		$16.15	(a)	$15.67
Balance Sheet (Average Balances)
Loans	(6)	$4,473,114		$4,414,583	$4,310,206	$4,183,775	$4,081,427		$4,348,135		$4,125,804
Interest-earning assets		6,183,567		6,066,821	5,933,775	5,751,783	5,735,593		5,985,524		5,818,598
Total assets		6,619,026		6,514,532	6,374,240	6,189,752	6,191,737		6,425,811		6,256,827
Total deposits		4,987,275		4,934,175	4,848,456	4,775,396	4,772,685		4,889,584		4,686,287
Interest-bearing deposits		3,866,676		3,854,342	3,766,311	3,756,607	3,835,357		3,811,406		3,826,000
Borrowings		543,920		503,268	462,614	351,793	374,059		466,051		540,367
Stockholders' equity		983,015		973,838	959,777	952,151	943,823		967,437		944,492
Common stockholders' equity		881,971		807,968	793,907	786,281	777,953		817,907		778,622
Performance Metrics
Net interest margin	(7)	5.26%		5.38%	5.24%	5.22%	5.08%		5.28%		5.23%
Return on average assets	(8)	1.50%		1.42%	1.23%	1.09%	1.10%	(d)	1.31%		0.84%
Return on average tangible common stockholders' equity	(9)	11.67%	(a)	10.94%	9.20%	7.73%	7.92%		9.95%	(a)	5.64%
Efficiency ratio	(10)	51.06%		50.58%	54.49%	56.51%	51.70%		53.07%		53.99%
Full-time equivalent employees, period end		1,392		1,365	1,354	1,367	1,421		1,392		1,421
Credit Quality Metrics
Excluding acquired loans:	(1)
Allowance for loan and lease losses		$95,193		$95,236	$94,218	$96,832	$92,718	(d)	$95,193		$92,718	(d)(e)
Allowance as a % of loans held for investment		2.54%		2.62%	2.66%	2.92%	2.89%	(d)	2.54%		2.89%
Net charge-offs		$10,885	(c)	$12,402	$15,449	$10,844	$10,466		$49,580		$46,468	(e)
Net charge-off rate	(11)	1.19%		1.39%	1.81%	1.34%	1.35%		1.14%		1.52%	(e)
Early delinquency rate (30 - 89 days past due)		3.34%		3.32%	3.07%	3.20%	1.82%	(f)	3.34%		1.82%
Total delinquency rate (30 days and over)		6.36%		6.19%	5.95%	6.25%	4.61%	(f)	6.36%		4.61%
Capital Ratios (Non-GAAP)	(12)
Leverage ratio		14.22%	(a)	13.93%	13.92%	14.07%	13.92%		14.22%	(a)	13.92%
Common equity Tier 1 capital ratio		16.78%	(a)	14.38%	14.14%	14.52%	14.59%		16.78%	(a)	14.59%
Tier 1 risk-based capital ratio		19.20%	(a)	18.55%	18.38%	19.00%	19.05%		19.20%	(a)	19.05%
Total risk-based capital ratio		20.48%	(a)	19.84%	19.67%	20.29%	20.34%		20.48%	(a)	20.34%
Tangible common equity ("TCE") ratio		12.76%	(a)	10.88%	10.95%	11.22%	11.29%		12.76%	(a)	11.29%

(a) During the Q4 2018, the Company converted all of its outstanding 8.750% non-cumulative convertible perpetual preferred stock, series C into OFG Bancorp common stock. Each share of the 84,000 series C preferred stock was converted into 86.4225 shares of common stock.

(b) During the Q4 2018, the Company increased the regular cash dividend per common share to $0.07 from $0.06.
(c) During the Q4 2018, the Company received $1.8 million proceeds from the sale of fully charged-off originated auto and consumer loans.

(d) During the Q3 and Q4 2017, earnings were impacted by Hurricanes Irma and Maria, which struck the island on September 7, 2017 and September 20, 2017, respectively. Based on our assessment of the facts we increased our provision for the allowance of loan losses in the 3Q 2017 and 4Q 2017 by $27 million and $5.4 million, respectively, related to these hurricanes.

(e) On June 30, 2017, the Company entered into an agreement for the sale of a municipality loan for $28.8 million. At June 30, 2017, this loan, which included a principal payment of $4.8 million received in July 1, 2017, was reported as other loans held for sale, at fair value.  As a result of this transaction, the Company recognized a $4.3 million charge-off during the second quarter. Proceeds were received on July 5, 2017. An allowance of $5.9 million was created during the second quarter for the remaining portfolio of municipal loans.

(f) After Hurricane Irma and Maria on September 7, 2017 and September 20, 2017, respectively, the Company offered an automatic three-month moratorium for the payment of principal and interest for certain loans. During Q4 2017, the Company received payments on loans in moratorium, causing a decrease in delinquency.

2

OFG Bancorp (NYSE: OFG)
Table 2: Consolidated Statements of Operations
		Quarter Ended							Year Ended
		December 31,		September 30,	June 30,	March 31,	December 31,		December 31,		December 31,
(Dollars in thousands, except per share data) (unaudited)		2018		2018	2018	2018	2017		2018		2017
Interest income:
Loans	(1)
Non-acquired loans		$69,240		$66,843	$61,183	$56,781	$56,183		$254,047		$220,591	(i)
Acquired BBVAPR loans		12,442		13,688	13,880	14,490	15,310		54,500		71,271	(h)
Acquired Eurobank loans		2,642		3,485	3,366	3,341	3,573		12,834		20,559
Total interest income from loans		84,324		84,016	78,429	74,612	75,066		321,381		312,421
Investment securities		10,782		10,121	9,577	8,558	8,108		39,038		33,226
Total interest income		95,106		94,137	88,006	83,170	83,174		360,419		345,647
Interest expense:
Deposits
Core deposits		6,396		5,877	5,517	5,412	5,613		23,202		22,087
Brokered deposits		3,003		2,728	2,134	1,886	2,079		9,751		8,211
Total deposits		9,399		8,605	7,651	7,298	7,692		32,953		30,298
Borrowings		3,672		3,255	2,767	1,878	1,969		11,572		11,177
Total interest expense		13,071		11,860	10,418	9,176	9,661		44,525		41,475
Net interest income		82,035		82,277	77,588	73,994	73,513		315,894		304,172
Provision for loan and lease losses, excluding acquired loans	(1)	10,842		13,420	12,835	14,958	15,643	(g)	52,055		79,886	(g)
Provision (recapture) for acquired BBVAPR loan and lease losses	(1)	(998)	(a)	875	1,247	363	7,112	(g)	1,487		26,528	(g)
Provision for acquired Eurobank loan and lease losses	(1)	1,456		306	665	139	2,152	(g)	2,566		6,725	(g)
Total provision for loan and lease losses, net		11,300		14,601	14,747	15,460	24,907	(g)	56,108		113,139	(g)
Net interest income after provision for loan and lease losses		70,735		67,676	62,841	58,534	48,606		259,786		191,033
Non-interest income:
Banking service revenues		11,234		10,797	11,144	10,463	8,461	(e)	43,638		39,468
Wealth management revenues		7,246		6,407	6,262	6,019	7,043		25,934		25,790
Mortgage banking activities		780		1,242	988	1,757	1,230		4,767		4,050
Total banking and financial service revenues		19,260		18,446	18,394	18,239	16,734		74,339		69,308
FDIC shared-loss benefit, net		-		-	-	-	-		-		1,403	(k)
Other income, net		4,998	(b)	174	309	275	81		5,756	(b)	7,976	(j)
Total non-interest income, net		24,258		18,620	18,703	18,514	16,815		80,095		78,687
Non-interest expense:
Compensation and employee benefits		19,322		18,495	18,099	20,608	20,205		76,524		79,751
Rent and occupancy costs		7,762		8,388	9,166	7,768	8,546		33,084		32,557
Net loss on sale of foreclosed real estate and other repossessed assets		1,834		1,210	392	1,226	126		4,662		4,634
General and administrative expenses		20,963		20,112	22,746	20,100	16,350	(e)(f)	83,921		76,697
Total operating expenses		49,881		48,205	50,403	49,702	45,227		198,191		193,639
Credit related expenses		1,838		2,736	1,897	2,419	1,435		8,890		7,992
Total non-interest expense		51,719		50,941	52,300	52,121	46,662		207,081		201,631
Income before income taxes		43,274		35,355	29,244	24,927	18,759		132,800		68,089
Income tax expense		18,530	(c)	12,255	9,595	8,010	1,686		48,390	(c)	15,443
Net income		24,744		23,100	19,649	16,917	17,073	(g)	84,410		52,646	(g)
Less: dividends on preferred stock
Convertible preferred stock		-	(d)	(1,838)	(1,837)	(1,838)	(1,838)		(5,513)	(d)	(7,352)
Other preferred stock		(1,628)		(1,628)	(1,628)	(1,627)	(1,627)		(6,511)		(6,510)
Net income available to common shareholders		$23,116		$19,634	$16,184	$13,452	$13,608	(g)	$72,386		$38,784	(g)

(a) During the 4Q 2018, the provision for acquired BBVAPR loans reflected better cashflows than expected.
(b) During the 4Q 2018, the Company received a $5.0 million payment from the insurance company for Hurricane María impact on the Bank's operations.

(c) During the 4Q 2018, the Company recognized an aggregate amount of $4.1 million income tax expense as a result of the Changes in Puerto Rico Tax Legislation, mainly driven by a reduction of the DTA since Regular Corporate Tax Rate changes from 39% to 37.5%.

(d) During the Q4 2018, the Company converted of all of its outstanding 8.750% non-cumulative convertible perpetual preferred stock, series C into OFG Bancorp common stock. Each share of the 84,000 series C preferred stock was converted into 86.4225 shares of common stock.

(e) During the 4Q 2017, electronic banking fee income and  electronic banking expenses decreased $0.9 million and $1.0 million, respectively, from the prior quarter as a result of lower point of sale (POS) activity from our customers. The decrease is directly related to business interruption in several of our commercial clients from the lack of electricity.

(f) During the 4Q 2017, the Company reversed $1.4 million expenses as a result of the settlement of regulatory and legal contingencies at a lower amount estimated.

(g) During the Q3 and Q4 2017, earnings were impacted by Hurricanes Irma and Maria, which struck the island on September 7, 2017 and September 20, 2017, respectively. Based on our assessment of the facts we increased our provision for the allowance of loan losses in the 3Q 2017 and 4Q 2017 by $27 million and $5.4 million, respectively, related to these hurricanes.

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(h) During Q3 2017, the Company recognized $3.1 million in cost recoveries from the Puerto Rico Housing Finance Authority ("PRHFA") loan with an outstanding principal balance of $10.9 million.

(i) During Q3 2017, the Company received $22.4 million from the pay-off before maturity of a loan previously classified as non-accrual. As a result, the Company recorded $4.1 million in interest income and $439 thousand in prepayment penalty income, included in banking service revenues.

(j) During Q2 2017, the Company sold $166.0 million of mortgage-backed securities and recorded a net gain on sale of securities of $6.8 million. Also, it sold $39.2 million Treasury Notes and recorded a net gain of $112 thousand. In addition, the Company unwound repurchase agreements in the amount of $100 million at a cost of $80 thousand.

(k) During Q1 2017, the Bank and the FDIC agreed to terminate the single family and commercial shared-loss agreements related to the FDIC assisted acquisition of Eurobank on April 30, 2010, resulting in a benefit of $1.4 million.

3

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition
	December 31,		September 30,	June 30,	March 31,	December 31,
(Dollars in thousands) (unaudited)	2018		2018	2018	2018	2017
Cash and cash equivalents	$450,063		$546,780	$378,365	$365,388	$488,233
Investments:
Trading securities	360		405	418	293	191
Investment securities available-for-sale, at fair value, with amortized cost of $854,511
(September 30, 2018 - $872,895; June 30, 2018 - $890,308; March 31, 2018 - $815,970;
December 31, 2017 - $648,799)
Mortgage-backed securities	827,564		834,538	855,686	784,972	629,124
Other investment securities	14,293		14,014	16,655	16,669	16,673
Total investment securities available-for-sale	841,857		848,552	872,341	801,641	645,797
Mortgage-backed securities held-to-maturity, at amortized cost, with fair value of $410,353
(September 30, 2018 - $425,066; June 30, 2018 - $447,947; March 31, 2018 - $467,980;
December 31, 2017 - $497,681)	424,740		444,679	465,427	485,143	506,064
Federal Home Loan Bank (FHLB) stock, at cost	12,644		12,461	14,919	11,499	13,995
Other investments	3		3	3	3	3
Total investments	1,279,604		1,306,100	1,353,108	1,298,579	1,166,050
Loans, net	4,431,594		4,352,980	4,315,866	4,133,429	4,056,329
Other assets:
Derivative assets	347		1,265	1,100	898	771
Prepaid expenses	10,283		13,461	11,127	7,625	9,734
Deferred tax asset, net	113,763		122,934	125,141	128,270	127,421
Foreclosed real estate and repossessed properties	36,754		42,014	46,035	45,396	47,721
Premises and equipment, net	68,892		67,762	66,174	67,163	67,860
Goodwill	86,069		86,069	86,069	86,069	86,069
Accounts receivable and other assets	105,983		117,309	118,577	114,304	138,865	(b)
Total assets	$6,583,352		$6,656,674	$6,501,562	$6,247,121	$6,189,053

Deposits:
Demand deposits	$2,191,802		$2,304,067	$2,176,935	$2,117,857	$2,039,126
Savings accounts	1,187,945		1,216,190	1,219,159	1,228,646	1,204,514
Time deposits	1,003,271		1,037,858	1,022,682	1,012,329	1,037,310
Brokered deposits	525,097		530,878	461,425	474,596	518,532
Total deposits	4,908,115		5,088,993	4,880,201	4,833,428	4,799,482
Borrowings:
Securities sold under agreements to repurchase	455,508		378,237	387,770	273,926	192,869
Advances from FHLB and other borrowings	78,834		73,723	128,413	44,328	99,796
Subordinated capital notes	36,083		36,083	36,083	36,083	36,083
Total borrowings	570,425		488,043	552,266	354,337	328,748
Other liabilities:
Derivative liabilities	333		622	679	752	1,281
Acceptances outstanding	16,937		28,682	30,578	25,869	27,644
Accrued expenses and other liabilities	87,665		80,448	80,019	85,886	86,791
Total liabilities	5,583,475		5,686,788	5,543,743	5,300,272	5,243,946
Stockholders' equity:
Preferred stock	92,000	(a)	176,000	176,000	176,000	176,000
Common stock	59,885	(a)	52,626	52,626	52,626	52,626
Additional paid-in capital	619,381	(a)	542,078	541,734	541,404	541,600
Legal surplus	90,167		87,563	85,249	83,138	81,454
Retained earnings	253,040		236,120	221,441	210,008	200,878
Treasury stock, at cost	(103,633)		(103,706)	(103,969)	(104,142)	(104,502)
Accumulated other comprehensive (loss) income, net	(10,963)		(20,795)	(15,262)	(12,185)	(2,949)
Total stockholders' equity	999,877		969,886	957,819	946,849	945,107
Total liabilities and stockholders' equity	$6,583,352		$6,656,674	$6,501,562	$6,247,121	$6,189,053

(a) During Q4 2018, the Company converted of all of its outstanding 8.750% non-cumulative convertible perpetual preferred stock, series C into OFG Bancorp common stock. Each share of the 84,000 series C preferred stock was converted into 86.4225 shares of common stock.

(b) At December 31, 2017, the Company had higher balances in accounts receivable and other assets mainly from accrued interest receivable of loans included in hurricane Maria moratorium program.

4

OFG Bancorp (NYSE: OFG)
Table 4: Information on Loan Portfolio and Production

		December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands) (unaudited)		2018	2018	2018	2018	2017
Non-acquired loans held for investment:
Mortgage		$668,808	$667,224	$678,259	$682,564	$683,607
Commercial		1,597,590	1,540,027	1,507,368	1,346,404	1,307,261
Consumer		348,980	345,399	339,341	334,865	330,039
Auto		1,129,697	1,084,912	1,014,664	957,197	883,985
		3,745,075	3,637,562	3,539,632	3,321,030	3,204,892
Less: Allowance for loan and lease losses		(95,193)	(95,236)	(94,218)	(96,832)	(92,718)
		3,649,882	3,542,326	3,445,414	3,224,198	3,112,174
Deferred loan costs, net		7,742	7,556	7,028	7,125	6,695
Total non-acquired loans held for investment, net		3,657,624	3,549,882	3,452,442	3,231,323	3,118,869

Acquired loans:	(1)
BBVAPR
Accounted for under ASC 310-20
Commercial		2,546	2,778	2,909	4,222	4,380
Consumer		23,988	24,914	25,736	27,235	28,915
Auto		4,435	7,494	11,283	16,171	21,969
		30,969	35,186	39,928	47,628	55,264
Less: Allowance for loan and lease losses		(2,062)	(2,350)	(2,726)	(3,184)	(3,862)
		28,907	32,836	37,202	44,444	51,402

Accounted for under ASC 310-30
Mortgage		492,890	503,861	516,934	526,089	532,053
Commercial		182,319	190,178	223,853	230,988	243,092
Consumer		-	95	495	932	1,431
Auto		14,403	20,363	26,937	35,006	43,696
		689,612	714,497	768,219	793,015	820,272
Less: Allowance for loan and lease losses		(42,010)	(43,875)	(44,176)	(43,166)	(45,755)
		647,602	670,622	724,043	749,849	774,517
Total Acquired BBVAPR loans, net		676,509	703,458	761,245	794,293	825,919

Eurobank
Accounted for under ASC 310-30
Mortgage		63,392	64,785	65,637	69,328	69,538
Commercial		47,826	49,262	49,706	52,418	53,793
Consumer		846	895	935	972	1,112
		112,064	114,942	116,278	122,718	124,443
Less: Allowance for loan and lease losses		(24,971)	(24,281)	(24,314)	(25,410)	(25,174)
Total Acquired Eurobank loans, net		87,093	90,661	91,964	97,308	99,269
Total acquired loans, net		763,602	794,119	853,209	891,601	925,188
Total loans held for investment		4,421,226	4,344,001	4,305,651	4,122,924	4,044,057
Mortgage loans held for sale		10,368	8,979	10,215	10,505	12,272
Total loans, net		$4,431,594	$4,352,980	$4,315,866	$4,133,429	$4,056,329

Loan Portfolio Summary:
Loans held for investment:
Mortgage		$1,225,090	$1,235,870	$1,260,830	$1,277,981	$1,285,198
Commercial		1,830,281	1,782,245	1,783,836	1,634,032	1,608,526
Consumer		373,814	371,303	366,507	364,004	361,497
Auto		1,148,535	1,112,769	1,052,884	1,008,374	949,650
		4,577,720	4,502,187	4,464,057	4,284,391	4,204,871
Less: Allowance for loan and lease losses		(164,236)	(165,742)	(165,434)	(168,592)	(167,509)
		4,413,484	4,336,445	4,298,623	4,115,799	4,037,362
Deferred loan costs, net		7,742	7,556	7,028	7,125	6,695
Total loans held for investment, net		4,421,226	4,344,001	4,305,651	4,122,924	4,044,057
Mortgage loans held for sale		10,368	8,979	10,215	10,505	12,272
Total loans, net		$4,431,594	$4,352,980	$4,315,866	$4,133,429	$4,056,329

		2018	2018	2018	2018	2017
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Quarterly loan production	(13)
Mortgage		$33,373	$27,869	$31,808	$26,645	$15,892
Commercial		92,088	105,346	127,200	42,783	102,083
US Loan Program		31,667	30,357	99,666	74,361	25,070
Consumer		42,055	42,995	42,317	37,502	23,059
Auto and Leasing		123,770	140,390	131,103	128,130	87,551
Total		$322,953	$346,957	$432,094	$309,421	$253,655

5

OFG Bancorp (NYSE: OFG)
Table 5: Average Balances, Net Interest Income and Net Interest Margin
2018 Q4	2018 Q3	2018 Q2	2018 Q1	2017 Q4
Interest	Interest	Interest	Interest	Interest
Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands) (unaudited)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate

Interest earning assets:
Cash equivalents	$434,701	$2,572	2.35%	$325,058	$1,676	2.05%	$293,431	$1,242	1.70%	$328,214	$1,207	1.49%	$493,354	$1,516	1.22%
Investment securities	1,275,752	8,210	2.55%	1,327,180	8,445	2.52%	1,330,138	8,335	2.51%	1,239,794	7,350	2.40%	1,160,812	6,593	2.25%
Loans
Non-acquired loans	3,649,423	69,240	7.53%	3,557,252	66,843	7.45%	3,410,044	61,183	7.20%	3,244,593	56,782	7.10%	3,111,849	56,183	7.16%
Acquired BBVAPR loans	734,600	12,442	6.72%	765,705	13,688	7.09%	806,830	13,880	6.90%	841,638	14,490	6.98%	869,269	15,310	6.99%
Acquired Eurobank loans	89,091	2,642	11.77%	91,626	3,485	15.09%	93,332	3,366	14.47%	97,544	3,341	13.89%	100,310	3,573	14.13%
Total loans	4,473,114	84,324	7.48%	4,414,583	84,016	7.55%	4,310,206	78,429	7.30%	4,183,775	74,613	7.23%	4,081,427	75,066	7.30%
Total interest-earning assets	$6,183,567	$95,106	6.10%	$6,066,821	$94,137	6.16%	$5,933,775	$88,006	5.95%	$5,751,783	$83,170	5.86%	$5,735,593	$83,175	5.75%

Interest bearing liabilities:
Deposits
NOW accounts	$1,109,795	$1,432	0.51%	$1,096,023	$1,196	0.43%	$1,052,465	$966	0.37%	$1,059,129	$898	0.34%	$1,040,153	$922	0.35%
Savings accounts	1,217,931	1,741	0.57%	1,211,693	1,571	0.51%	1,230,741	1,555	0.51%	1,206,100	1,497	0.50%	1,224,815	1,530	0.50%
Time deposits	1,012,101	3,008	1.18%	1,027,124	2,896	1.12%	1,012,330	2,781	1.10%	1,024,740	2,802	1.11%	1,046,191	2,932	1.11%
Brokered deposits	526,849	3,003	2.26%	519,502	2,727	2.08%	470,775	2,134	1.82%	466,638	1,886	1.64%	524,198	2,079	1.57%
3,866,676	9,184	0.94%	3,854,342	8,390	0.86%	3,766,311	7,436	0.79%	3,756,607	7,083	0.76%	3,835,357	7,463	0.77%
Non-interest bearing deposit accounts	1,120,599	-	-	1,079,833	-	-	1,082,145	-	-	1,018,789	-	-	937,328	-	-%
Fair value premium amortization and core deposit intangible amortization	-	215	-	-	215	-	-	215	-	-	215	-	-	230	-
Total deposits	4,987,275	9,399	0.75%	4,934,175	8,605	0.69%	4,848,456	7,651	0.63%	4,775,396	7,298	0.62%	4,772,685	7,693	0.64%
Borrowings
Securities sold under agreements to repurchase	430,889	2,633	2.42%	390,225	2,242	2.28%	353,313	1,843	2.09%	251,582	1,076	1.73%	236,522	963	1.62%
Advances from FHLB and other borrowings	76,948	536	2.76%	76,960	517	2.67%	73,218	448	2.45%	64,128	374	2.37	2	101,454	600	2.35%
Subordinated capital notes	36,083	503	5.53%	36,083	496	5.45%	36,083	476	5.29%	36,083	428	4.81%	36,083	406	4.46%
Total borrowings	543,920	3,672	2.68%	503,268	3,255	2.57%	462,614	2,767	2.40%	351,793	1,878	2.17%	374,059	1,969	2.09%
Total interest-bearing liabilities	$5,531,195	$13,071	0.94%	$5,437,443	$11,860	0.87%	$5,311,070	$10,418	0.79%	$5,127,189	$9,176	0.73%	$5,146,744	$9,662	0.74%
Interest rate spread	$82,035	5.16%	$82,277	5.29%	$77,588	5.16%	$73,994	5.13%	$73,513	5.01%
Net interest margin	5.26%	5.38%	5.24%	5.22%	5.08%

ASC 310-30 loan cost recoveries:
Acquired BBVAPR loans	$653	$1,143	$291	$119	$199
Acquired Eurobank loans	123	829	533	389	526
$776	$1,972	$824	$508	$725
Adjusted excluding cost recoveries (Non-GAAP):
Total interest-earning assets	$6,183,567	$94,330	6.05%	$6,066,821	$92,165	6.03%	$5,933,775	$87,182	5.89%	$5,751,783	$82,662	5.83%	$5,735,593	$82,450	5.70%
Interest rate spread	$81,259	5.11%	$80,305	5.16%	$76,764	5.10%	$73,486	5.10%	$72,788	4.96%
Net interest margin	5.21%	5.25%	5.19%	5.18%	5.03%

6

OFG Bancorp (NYSE: OFG)
Table 5: Average Balances, Net Interest Income and Net Interest Margin (Continued)
	2018 YTD			2017 YTD
		Interest			Interest
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands) (unaudited)	Balance	Expense	Rate	Balance	Expense	Rate

Interest earning assets:
Cash equivalents	$343,982	$6,698	1.95%	$436,913	$4,619	1.06%
Investment securities	1,293,407	32,340	2.50%	1,255,881	28,607	2.28%
Loans
Non-acquired loans	3,460,583	254,047	7.34%	3,061,651	220,591	7.20%
Acquired BBVAPR loans	794,092	54,500	6.86%	927,497	71,271	7.68%
Acquired Eurobank loans	93,460	12,834	13.73%	136,655	20,559	15.04%
Total loans	4,348,135	321,381	7.39%	4,125,804	312,421	7.57%
Total interest-earning assets	$5,985,524	$360,419	6.02%	$5,818,598	$345,647	5.94%

Interest bearing liabilities:
Deposits
NOW accounts	$1,079,538	$4,492	0.42%	$1,059,051	$3,893	0.37%
Savings accounts	1,216,635	6,364	0.52%	1,170,800	5,922	0.51%
Time deposits	1,019,061	11,487	1.13%	1,039,033	11,352	1.09%
Brokered deposits	496,171	9,751	1.97%	557,115	8,211	1.47%
	3,811,406	32,093	0.84%	3,826,000	29,378	0.77%
Non-interest bearing deposit accounts	1,078,178	-	-	860,287	-	-%
Fair value premium amortization and core deposit intangible amortization	-	860	-	-	920	-
Total deposits	4,889,584	32,953	0.67%	4,686,287	30,298	0.65%
Borrowings
Securities sold under agreements to repurchase	357,086	7,794	2.18%	401,070	7,223	1.80%
Advances from FHLB and other borrowings	72,882	1,875	2.57%	103,214	2,398	2.32%
Subordinated capital notes	36,083	1,903	5.27%	36,083	1,556	4.31%
Total borrowings	466,051	11,572	2.48%	540,367	11,177	2.07%
Total interest-bearing liabilities	$5,355,635	$44,525	0.83%	$5,226,654	$41,475	0.79%
Interest rate spread		$315,894	5.19%		$304,172	5.15%
Net interest margin			5.28%			5.23%

ASC 310-30 loan cost recoveries:
Acquired BBVAPR loans		$2,206			3,964
Acquired Eurobank loans		1,875			2,719
		$4,081			$6,683
Adjusted excluding cost recoveries (Non-GAAP):
Total interest-earning assets	$5,985,524	$356,338	5.95%	$5,818,598	$338,964	5.83%
Interest rate spread		$311,813	5.12%		$297,489	5.04%
Net interest margin			5.21%			5.11%

7

OFG Bancorp (NYSE: OFG)
Table 6: Loan Information and Performance Statistics (Excluding Acquired Loans) (1)
	2018	2018	2018	2018	2017
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4
Net Charge-offs
Mortgage:
Charge-offs	$1,570	$1,429	$1,328	$968	$1,248
Recoveries	(128)	(139)	(466)	(314)	(126)
Total mortgage	1,442	1,290	862	654	1,122
Commercial:
Charge-offs	386	3,249	1,998	1,149	1,260
Recoveries	(126)	(119)	(227)	(182)	(401)
Total commercial	260	3,130	1,771	967	859
Consumer:
Charge-offs	4,191	4,591	4,588	4,258	1,849
Recoveries	(1,000)	(278)	(240)	(240)	(96)
Total consumer	3,191	4,313	4,348	4,018	1,753
Auto and Leasing:
Charge-offs	10,843	9,111	13,748	8,982	9,182
Recoveries	(4,851)	(5,442)	(5,280)	(3,777)	(2,450)
Total auto and leasing	5,992	3,669	8,468	5,205	6,732
Total	$10,885	$12,402	$15,449	$10,844	$10,466
Net Charge-off Rates
Mortgage	0.87%	0.77%	0.51%	0.38%	0.65%
Commercial	0.07%	0.83%	0.50%	0.30%	0.27%
Consumer	3.89%	5.35%	5.42%	5.07%	2.30%
Auto and Leasing	2.16%	1.40%	3.39%	2.23%	3.13%
Total	1.19%	1.39%	1.81%	1.34%	1.35%
Average Loans Held For Investment
Mortgage	$663,208	$672,526	$679,133	$683,398	$688,312
Commercial	1,546,870	1,513,556	1,411,177	1,310,444	1,257,619
Consumer	328,162	322,553	320,687	317,295	304,760
Auto and Leasing	1,111,183	1,048,617	999,047	933,456	861,158
Total	$3,649,423	$3,557,252	$3,410,044	$3,244,593	$3,111,849

8

OFG Bancorp (NYSE: OFG)
Table 6: Loan Information and Performance Statistics (Excluding Acquired Loans) (Continued) (1)
		2018	2018	2018	2018	2017
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Early Delinquency (30 - 89 days past due)
Mortgage		$26,150	$25,285	$26,132	$29,190	$17,315
Commercial		5,568	6,871	9,699	8,126	2,620
Consumer		7,285	6,661	7,063	7,478	6,149
Auto and Leasing		86,039	81,828	65,823	61,558	32,159
Total		$125,042	$120,645	$108,717	$106,352	$58,243	(a)
Early Delinquency Rates (30 - 89 days past due)
Mortgage		3.91%	3.79%	3.85%	4.28%	2.53%
Commercial		0.35%	0.45%	0.64%	0.60%	0.20%
Consumer		2.09%	1.93%	2.08%	2.23%	1.86%
Auto and Leasing		7.62%	7.54%	6.49%	6.43%	3.64%
Total		3.34%	3.32%	3.07%	3.20%	1.82%	(a)
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$82,404	$83,966	$83,707	$89,252	$76,542
GNMA's buy-back option program		19,721	13,325	14,521	12,515	8,268
Total mortgage		102,125	97,291	98,228	101,767	84,810
Commercial		27,423	25,191	26,269	21,544	18,509
Consumer		8,983	8,530	9,095	9,129	8,028
Auto and Leasing		99,533	93,976	76,924	75,152	36,391
Total		$238,064	$224,988	$210,516	$207,592	$147,738	(a)
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		12.32%	12.58%	12.34%	13.08%	11.20%
GNMA's buy-back option program		2.95%	2.00%	2.14%	1.83%	1.21%
Total mortgage		15.27%	14.58%	14.48%	14.91%	12.41%
Commercial		1.72%	1.64%	1.74%	1.60%	1.42%
Consumer		2.57%	2.47%	2.68%	2.73%	2.43%
Auto and Leasing		8.81%	8.66%	7.58%	7.85%	4.12%
Total		6.36%	6.19%	5.95%	6.25%	4.61%	(a)
Nonperforming Assets	(14)
Mortgage		$63,717	$67,236	$67,002	$63,866	$64,085
Commercial		42,456	42,807	47,451	47,044	35,253
Consumer		3,354	3,116	2,826	2,263	2,572
Auto and Leasing		13,494	12,185	11,141	13,594	4,232
Total nonperforming loans		123,021	125,344	128,420	126,767	106,142
Foreclosed real estate		9,571	10,295	12,186	13,365	14,282
Other repossessed assets		2,986	4,146	5,483	5,082	3,172
Total nonperforming assets		$135,578	$139,785	$146,089	$145,214	$123,596
Nonperforming Loan Rates
Mortgage		9.53%	10.08%	9.88%	9.36%	9.37%
Commercial		2.66%	2.78%	3.15%	3.49%	2.70%
Consumer		0.96%	0.90%	0.83%	0.68%	0.78%
Auto and Leasing		1.19%	1.12%	1.10%	1.42%	0.48%
Total loans		3.28%	3.45%	3.63%	3.82%	3.31%

(a) After Hurricane Irma and Maria on September 7, 2017 and September 20, 2017, respectively, the Company offered an automatic three-month moratorium for the payment of principal and interest for certain loans. During Q4 2017, the Company received payments on loans in moratorium, causing a decrease in delinquency.

9

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Loan and Lease Losses
	Quarter Ended December 31, 2018
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Non-acquired loans
Balance at beginning of period	$19,545	$32,491	$15,715	$27,485	$95,236
(Recapture) provision for loan and lease losses, net	1,680	(1,905)	3,047	8,020	10,842
Charge-offs	(1,570)	(386)	(4,191)	(10,843)	(16,990)
Recoveries	128	126	1,000	4,851	6,105
Balance at end of period	$19,783	$30,326	$15,571	$29,513	$95,193
Allowance coverage ratio	2.96%	1.90%	4.46%	2.61%	2.54%

Acquired loans
Acquired BBVAPR loans:
Acquired loans accounted for under ASC 310-20
Balance at beginning of period		$17	$2,140	$193	$2,350
(Recapture) provision for loan and lease losses, net		-	(93)	(161)	(254)
Charge-offs		-	(379)	(87)	(466)
Recoveries		5	237	190	432
Balance at end of period		$22	$1,905	$135	$2,062

Acquired loans accounted for under ASC 310-30
Balance at beginning of period	$15,258	$22,256	$18	$6,343	$43,875
Provision (recapture) for loan and lease losses, net	35	(761)	(18)	-	(744)
Allowance de-recognition	(68)	(854)	-	(199)	(1,121)
Balance at end of period	$15,225	$20,641	$-	$6,144	$42,010

Acquired Eurobank loans:
Balance at beginning of period	$15,155	$9,122	$4	$-	$24,281
Provision (recapture) for loan and lease losses, net	791	665	-	-	1,456
Allowance de-recognition	(564)	(202)	-	-	(766)
Balance at end of period	$15,382	$9,585	$4	$-	$24,971

Total acquired loans
Balance at beginning of period	$30,413	$31,395	$2,162	$6,536	$70,506
Provision (recapture) for loan and lease losses, net	826	(96)	(111)	(161)	458
Charge-offs	-	-	(379)	(87)	(466)
Recoveries	-	5	237	190	432
Allowance de-recognition	(632)	(1,056)	-	(199)	(1,887)
Balance at end of period	$30,607	$30,248	$1,909	$6,279	$69,043

10

OFG Bancorp (NYSE: OFG)
Table 8: Accretable Yield on Loans Accounted for Under ASC 310-30 (Loans Acquired with Deteriorated Credit Quality, including those by Analogy)
	Quarter Ended December 31, 2018
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Construction	Auto	Consumer	Total
Accretable Yield and Non-Accretable Discount
Acquired BBVAPR loans:
Accretable Yield
Balance at beginning of period	$238,637	$35,275	$3,463	$611	$408	$278,394
Accretion	(6,538)	(2,138)	(763)	(369)	(333)	(10,141)
Change in expected cash flows	-	623	7	61	328	1,019
Transfers (to) from non-accretable discount	100	(215)	256	(60)	157	238
Balance at end of period	$232,199	$33,545	$2,963	$243	$560	$269,510

Non-Accretable Discount
Balance at beginning of period	$292,821	$2,623	$8,535	$23,823	$19,371	$347,173
Change in actual and expected cash flows	(834)	(764)	(7)	362	(269)	(1,512)
Transfers from (to) accretable yield	(100)	215	(256)	60	(157)	(238)
Balance at end of period	$291,887	$2,074	$8,272	$24,245	$18,945	$345,423

			Construction &
			Development
	Loans Secured		Secured by
	by 1-4 Family	Commercial	1-4 Family
	Residential	and Other	Residential
	Properties	Construction	Properties	Leasing	Consumer	Total
Acquired Eurobank loans:
Accretable Yield
Balance at beginning of period	$38,023	$4,353	$699	$-	$-	$43,075
Accretion	(1,381)	(1,235)	-	(7)	(20)	(2,643)
Change in expected cash flows	(155)	230	-	(12)	3	66
Transfers (to) from non-accretable discount	1,247	(38)	(44)	19	17	1,201
Balance at end of period	$37,734	$3,310	$655	$-	$-	$41,699

Non-Accretable Discount
Balance at beginning of period	$2,513	$-	$1,506	$-	$168	$4,187
Change in actual and expected cash flows	10	(38)	-	19	(18)	(27)
Transfers from (to) accretable yield	(1,247)	38	44	(19)	(17)	(1,201)
Balance at end of period	$1,276	$-	$1,550	$-	$133	$2,959

11

OFG Bancorp (NYSE: OFG)
Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2018	2018	2018	2018	2017	2017
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4	YTD
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$999,877	$969,886	$957,819	$946,849	$945,107	$945,107
Less: Intangible assets	(89,437)	(89,767)	(90,097)	(90,426)	(90,756)	(90,756)
Noncumulative perpetual preferred stock	(92,000)	(176,000)	(176,000)	(176,000)	(176,000)	(176,000)
Noncumulative perpetual preferred stock issuance costs	10,130	10,130	10,130	10,130	10,130	10,130
Tangible common equity	$828,570	$714,249	$701,852	$690,553	$688,481	$688,481

Common stock outstanding at end of period	51,294	44,006	43,983	43,968	43,947	43,947
Tangible book value (Non-GAAP)	$16.15	$16.23	$15.96	$15.71	$15.67	$15.67
Total Assets to Tangible Assets
Total assets	$6,583,352	$6,656,674	$6,501,562	$6,247,121	$6,189,053	$6,189,053
Less: Intangible assets	(89,437)	(89,767)	(90,097)	(90,426)	(90,756)	(90,756)
Tangible assets (Non-GAAP)	$6,493,915	$6,566,907	$6,411,465	$6,156,695	$6,098,297	$6,098,297
Non-GAAP TCE Ratio
Tangible common equity	$828,570	$714,249	$701,852	$690,553	$688,481	$688,481
Tangible assets	6,493,915	6,566,907	6,411,465	6,156,695	6,098,297	6,098,297
TCE ratio	12.76%	10.88%	10.95%	11.22%	11.29%	11.29%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$983,015	$973,838	$959,777	$952,151	$943,823	$943,823
Less: Average noncumulative perpetual preferred stock	(111,174)	(176,000)	(176,000)	(176,000)	(176,000)	(176,000)
Average noncumulative perpetual preferred stock issuance costs	10,130	10,130	10,130	10,130	10,130	10,130
Average total common stockholders' equity	$881,971	$807,968	$793,907	$786,281	$777,953	$777,953
Less: Average intangible assets	(89,580)	(89,933)	(90,272)	(90,624)	(90,951)	(90,951)
Average tangible common equity	$792,391	$718,035	$703,635	$695,657	$687,002	$687,002

Adjusted Metrics for Hurricanes Irma and Maria - Reconciliation to GAAP Financial Measures
Net income					$17,073	$52,646
Plus: Additional loan loss provision from Hurricanes Irma and Maria					27,000	32,406
Less: Income tax effect					(8,038)	(10,146)
Adjusted net income					36,035	74,906
Less: dividends on preferred stock					(3,465)	(13,862)
Adjusted net income available to common shareholders					32,570	61,044
Plus: Effect of assumed conversion of the convertible preferred stock					1,838	7,350
					$34,408	$68,394
Average common shares outstanding and equivalents					51,104	51,096
Adjusted earnings per common share - diluted					$0.67	$1.34

Adjusted net income					$36,035	$74,906
Adjusted average assets					6,193,619	6,263,647
Adjusted return on average assets					2.33%	1.20%

Adjusted net income available to common shareholders					$32,570	$61,044
Adjusted average tangible common stockholders' equity					687,221	687,712
Adjusted return on average tangible common stockholders' equity					18.96%	8.88%

12

OFG Bancorp (NYSE: OFG)
Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2018	2018	2018	2018	2017
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Regulatory Capital Metrics
Common equity Tier 1 capital		$811,708	$690,937	$669,922	$652,013	$644,804
Tier 1 capital		928,578	891,807	870,792	852,883	842,133
Total risk-based capital	(15)	990,500	953,543	931,606	910,828	899,258
Risk-weighted assets		4,837,214	4,806,348	4,737,529	4,489,130	4,420,667
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	16.78%	14.38%	14.14%	14.52%	14.59%
Tier 1 risk-based capital ratio	(17)	19.20%	18.55%	18.38%	19.00%	19.05%
Total risk-based capital ratio	(18)	20.48%	19.84%	19.67%	20.29%	20.34%
Leverage ratio	(19)	14.22%	13.93%	13.92%	14.07%	13.92%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$999,877	$969,886	$957,819	$946,849	$945,107
Less: Noncumulative perpetual preferred stock		(92,000)	(176,000)	(176,000)	(176,000)	(176,000)
Noncumulative perpetual preferred stock issuance costs		10,130	10,130	10,130	10,130	10,130
Unrealized gains on available-for-sale securities, net of income tax		10,972	21,187	15,518	12,274	2,638
Unrealized losses on cash flow hedges, net of income tax		(9)	(392)	(256)	(89)	311
		928,970	824,811	807,211	793,164	782,186
Less: Disallowed goodwill		(86,069)	(86,069)	(86,069)	(86,069)	(86,069)
Disallowed other intangible assets, net	(20)	(2,105)	(2,256)	(2,457)	(2,657)	(2,287)
Disallowed deferred tax assets, net	(20)	(29,088)	(45,549)	(48,763)	(52,425)	(49,026)
Common equity Tier 1 capital		811,708	690,937	669,922	652,013	644,804
Plus: Qualifying noncumulative perpetual preferred stock		92,000	176,000	176,000	176,000	176,000
Qualifying noncumulative perpetual preferred stock issuance costs		(10,130)	(10,130)	(10,130)	(10,130)	(10,130)
Subordinated capital notes		35,000	35,000	35,000	35,000	35,000
Less: Disallowed deferred tax assets, net		-	-	-	-	(3,541)
Tier 1 capital		928,578	891,807	870,792	852,883	842,133
Plus tier 2 capital: Qualifying allowance for loan and lease losses		61,922	61,736	60,814	57,945	57,125
Total risk-based capital		$990,500	$953,543	$931,606	$910,828	$899,258

13

OFG Bancorp (NYSE: OFG)
Table 10: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 9)

(1)

We use the term "acquired loans" to refer to loans acquired from the BBVAPR acquisition (December 18, 2012) and loans acquired in the Eurobank FDIC-Assisted acquisition (April 30, 2010), recorded at fair value at acquisition. The majority of these loans acquired are subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard known as ASC 310-30). Because the guidance takes into consideration future credit losses expected to be incurred over the life of the loans, there are no charge-offs or an allowance associated with this loans unless the estimated cash flows expected to be collected decrease subsequent to acquisition. In addition, these loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans. Acquired loans also include loans acquired in the BBVAPR acquisition that were accounted for under the provisions of ASC 310-20, which at the end of the reporting period still have unamortized premium or discount. The fair value of these loans already include a credit mark for losses estimated on these loans.  The allowance for loan and lease losses for these loans considers such marks applied. The accounting and classification of these loans may significantly alter some of our reported credit quality metrics. We therefore supplement certain reported credit quality metrics with metrics adjusted to exclude the impact of these acquired loans.

(2)	Total banking and financial service revenues.
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)

Calculated based on net income available to common shareholders plus the preferred dividends on the convertible preferred stock, divided by total average common shares outstanding and equivalents for the period as if converted.

(5)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.

(6)	Information includes all loans held for investment, including all acquired loans. Acquired loans, including those accounted for under ASC 310-30, are disclosed at carrying amount.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)

Loans accounted for under ASC 310-30 (loans acquired with deteriorated credit quality, including those by analogy), including Eurobank acquired loans, are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans.

(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 80% for 2018 and 2017.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
14